MERRILL LYNCH
MUNICIPAL
STRATEGY
FUND, INC.




FUND LOGO




Annual Report

October 31, 1998


Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Common Stock:
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004


This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.


The Benefits and
Risks of
Leveraging

Merrill Lynch Municipal Strategy Fund, Inc. utilizes lever-aging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share-holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, therefore, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.




Merrill Lynch Municipal Strategy Fund, Inc., October 31, 1998


DEAR SHAREHOLDER

For the year ended October 31, 1998, the Common Stock of Merrill Lynch Municipal Strategy Fund, Inc. earned $0.737 per share income dividends, which included earned and unpaid dividends of $0.055. This represents a net annualized yield of 6.72%, based on a month-end net asset value of $10.96 per share. Over the same period, the total investment return on the Fund's Common Stock was +8.28%, based on a change in per share net asset value from $10.87 to $10.96, and assuming reinvestment of $0.733 per share income dividends and $0.047 per share capital gains distributions.

For the six months ended October 31, 1998, the total investment return on the Fund's Common Stock was +4.76%, based on a change in per share net asset value from $10.74 to $10.96, and assuming reinvestment of $0.289 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.71%.


The Municipal Market Environment
During the three months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell by 75 basis points (0.75%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the three-month period ended October 31, 1998, long-term Treasury security yields declined approximately 60 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the three-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 25 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past three months, long-term tax-exempt bond yields declined almost 10 basis points.

Although municipal bond yields declined during the three-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy
During the three-month period ended October 31, 1998, we maintained the Fund's constructive strategy. Equity markets throughout the world entered a very volatile stage, triggered by the currency crisis in Asia and followed by turmoil in Russia and Latin America. We believed a continuation of equity market declines would have a negative impact on economic growth, further constraining global inflation and allowing for further declines in long-term interest rates. This proved to be true as the increase in financial market volatility caused a flight to quality into US Treasury bonds, pushing interest rates to historic lows. Our constructive strategy enabled the Fund to fully participate in the bond market rally and realize an attractive total return.

We believe that interest rates are likely to continue to trend lower in the months ahead. Global economic growth appears to be slowing substantially. Central banks throughout the world, including the US Federal Reserve Board, are trying to stimulate economic growth by easing monetary policy. However, these actions are likely to have a delayed impact. Consequently, our investment outlook will remain constructive until there are signs that the economy has started responding to the monetary stimulus.

During the three-month period ended October 31, 1998, the yield on the Fund's Auction Market Preferred Stock traded between 3.20% and 3.85%. Leverage continues to benefit the Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We thank you for your support of Merrill Lynch Municipal Strategy
Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and Portfolio Manager



December 8, 1998





Merrill Lynch Municipal Strategy Fund, Inc.,
October 31, 1998


Portfolio
Abbreviations

To simplify the listings of Merrill Lynch Municipal Strategy Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
INFLOS Inverse Floating Rate Municipal Bonds
IRS    Inverse Rate Securities
PCR    Pollution Control Revenue Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                 S&P     Moody's   Face                                                                          Value
STATE            Ratings Ratings  Amount   Issue                                                               (Note 1a)
Alabama--1.9%     NR*     Aaa   $ 2,815    Alabama HFA, S/F Home Mortgage Revenue Bonds, Series A-1,
                                           6.60% due 4/01/2019                                                  $  3,032

Alaska--0.2%      A1+     P1        300    Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon
                                           Pipeline Company Project), VRDN, Series B, 3.30% due 12/01/2033 (j)       300

Arizona--5.1%     B       B2      2,000    Apache County, Arizona, IDA, PCR, Refunding (Tucson Electric
                                           Power Co. Project), Series A, 5.85% due 3/01/2028                       1,992
                  BB+     Ba1     1,500    Maricopa County, Arizona, Pollution Control Corp., PCR, Refunding
                                           (Public Service Co.), Series A, 5.75% due 11/01/2022                    1,528
                  NR*     B1      1,600    Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                           Bonds (America West Airlines Inc.), AMT, 6.30% due 4/01/2023            1,659
                  B       B2      2,000    Pima County, Arizona, IDA, Industrial Revenue Bonds (Tucson
                                           Electric Power Co. Project), Series B, 6% due 9/01/2029                 2,016
                  NR*     NR*     1,000    Show Low, Arizona, Improvement District No. 5, 6.375% due
                                           1/01/2015                                                               1,068

Arkansas--0.8%    AAA     NR*     1,155    Arkansas State Development Finance Authority, S/F Mortgage
                                           Revenue Bonds (Mortgage-Backed Securities Program), AMT,
                                           Series D, 6.80% due 1/01/2022 (g)(h)                                    1,253

California--16.5% AAA     Aaa    11,000    Anaheim, California, Public Financing Authority, Lease Revenue
                                           Bonds (Public Improvements Project), Sub-Series C, 5.10%** due
                                           9/01/2031 (d)                                                           2,058
                  A+      Aa3     2,725    California State Veterans, AMT, Series BH, 5.60% due 12/01/2032         2,808
                  AAA     Aaa     2,895    San Diego, California, Convention Center Expansion Financing
                                           Authority, Leasing Revenue Bonds, Series A, 4.75% due
                                           4/01/2028 (c)                                                           2,784
                  AAA     Aaa     2,000    San Diego, California, IDR, RITR, 8.435% due 9/01/2019 (e)              2,368
                  AAA     Aaa    10,000    San Diego, California, Public Facilities Financing Authority,
                                           Sewer Revenue Bonds, 5% due 5/15/2025 (b)                               9,985
                  AAA     Aaa     7,500    San Francisco, California, City and County Airports Commission,
                                           International Airport Revenue Refunding Bonds, Secured
                                           Series--Issue 20, 4.50% due 5/01/2026 (a)                               6,975

Colorado--8.5%    NR*     Aa2     1,835    Colorado HFA, S/F Program, AMT, Series D-1, 7.375% due 6/01/2026        2,008
                  NR*     NR*     1,500    Denver, Colorado, Urban Renewal Authority, Tax Increment
                                           Revenue Bonds (Downtown Denver), AMT, Series A, 7.75% due
                                           9/01/2016                                                               1,679
                  AAA     Aaa     8,840    El Paso County, Colorado, School District No. 49 (Falcon),
                                           UT, 6.50% due 12/01/2015 (a)                                           10,225

Connecticut--5.1% B+      Ba3     5,000    Conneticut State Developmemt Authority, PCR, Refunding
                                           (Conneticut Light & Power), Series A, 5.85% due 9/01/2028               5,019
                  A+      NR*     2,000    Connecticut State Development Authority, Water Facility
                                           Revenue Bonds (Bridgeport Hydraulic Co. Project), AMT,
                                           6.15% due 4/01/2035                                                     2,181
                  BBB-    NR*     1,000    Connecticut State Health and Educational Facilities
                                           Authority Revenue Bonds (University of New Haven), Series D,
                                           6.70% due 7/01/2026                                                     1,093

Florida--5.9%     AAA     Aaa     3,000    Florida State Turnpike Authority, Turnpike Revenue Bonds
                                           (Department of Transportation), Series A, 4.50% due 7/01/2027 (b)       2,786
                  NR*     Baa1    1,000    Jacksonville, Florida, Health Facilities Authority, IDR
                                           (National Benevolent--Cypress Village), Series A, 6.25%
                                           due 12/01/2026                                                          1,073
                  AAA     Aaa     5,550    Miami-Dade County, Florida, Special Obligation, Series B,
                                           5.553%** due 10/01/2028 (a)                                             1,124
                  BBB+    Baa2    1,000    Nassau County, Florida, PCR, Refunding (ITT Rayonier Inc.
                                           Project), 6.25% due 6/01/2010                                           1,053
                  NR*     NR*     1,250    North Springs Improvement District, Florida, Special
                                           Assessment Revenue Bonds (Heron Bay Project), 7% due 5/01/2019          1,320
                  NR*     B1      2,260    Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                           Education and Research Foundation Project), Series A, 6.85%
                                           due 9/01/2013                                                           2,246

Georgia--2.1%     AAA     Aa2     3,250    Georgia State Housing and Finance Authority, S/F Mortgage
                                           Revenue Bonds, Series A, Sub-Series A-1, 6.125% due 12/01/2015          3,482

Illinois--4.1%    NR*     NR*       965    Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project), 8%
                                           due 10/01/2016                                                          1,119
                                           Illinois Development Finance Authority Revenue Bonds, Series B:
                  AA-     Aa3     3,285      (Presbyterian Home Lake), 6.30% due 9/01/2022                         3,669
                  A1+     VMIG1++   500      (Provena Health), VRDN, 3.70% due 5/01/2028 (a)(j)                      500
                  NR*     Baa1    1,250    Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                           Hospital Project), 6.70% due 3/01/2014                                  1,364

Louisiana--2.5%   B+      NR*     4,000    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                           Co. Project), 6.50% due 1/01/2017                                       4,106

Maryland--1.9%    NR*     NR*     3,000    Maryland State Energy Financing Administration, Limited
                                           Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                           AMT, 7.40% due 9/01/2019                                                3,117

Massachusetts     AAA     Aaa     3,615    Massachusetts State HFA, RITR, Series 29, 7.07% due
--2.3%                                     12/01/2028 (a)(e)                                                       3,796

Michigan--3.3%    BB-     NR*     1,350    Detroit, Michigan, Local Development Finance Authority,
                                           Sub-Tax Increment Bonds Series A, 5.50% due 5/01/2021                   1,331
                                           Michigan State Hospital Finance Authority Revenue Bonds:
                  AAA     Aaa     3,100      INFLOS (Sisters of Mercy), 9.02% due 2/15/2022 (d)(e)                 3,596
                  A-      A3        500      Refunding (Detroit Medical Center Obligation Group),
                                             Series A, 6.50% due 8/15/2018                                           547

Mississippi       BBB-    Ba1     3,000    Mississippi Business Finance Corporation, PCR (System Energy
--2.7%                                     Resources Inc. Project),
                                           5.875% due 4/01/2022                                                    2,993
                  NR*     NR*     1,400    Mississippi Development Bank, Special Obligation Refunding
                                           Bonds (Diamond Lakes Utilities), Series A, 6.25% due 12/01/2017         1,443

Missouri--1.5%    AAA     NR*     2,160    Missouri State Housing Development Commission, Mortgage
                                           Revenue Bonds, Series C-1, 6.55% due 9/01/2028 (g)(h)                   2,408

Nevada--1.0%      NR*     NR*     1,530    Reno Sparks Convention and Vistors Authority, Nevada,
                                           Limited Obligation Revenue Refunding Bonds, 6.40% due
                                           11/01/2003                                                              1,647


Merrill Lynch Municipal Strategy Fund, Inc.,
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P     Moody's   Face                                                                          Value
STATE            Ratings Ratings  Amount   Issue                                                               (Note 1a)
New Jersey--4.4%  AAA     Aaa   $ 3,300    New Jersey Economic Development Authority, Revenue
                                           Refunding Bonds (Educational Testing Service), 4.75%
                                           due 5/15/2025 (a)                                                    $  3,197
                                           New Jersey Health Care Facilities Financing Authority,
                                           Revenue Refunding Bonds:
                  BBB     Baa2    2,500      (Englewood Hospital & Medical Center), 6.75% due 7/01/2024            2,757
                  BBB     Baa2    1,200      (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2014         1,277

New Mexico--2.6%                           Farmington, New Mexico, PCR, Refunding (Public Service
                                           Company--San Juan Project):
                  BB+     Ba1     3,000      Series A, 6.30% due 12/01/2016                                        3,204
                  BB+     Ba1     1,000      Series D, 6.375% due 4/01/2022                                        1,084

New York--6.8%    AAA     Aaa     3,000    New York City, New York, Municipal Water Finance Authority,
                                           Water and Sewer System Revenue Bonds, RITR, Series 11,
                                           8.02% due 6/15/2026 (d)(e)                                              3,510
                  A-      A3      1,000    New York City, New York, Refunding, GO, UT, Series F, 6%
                                           due 8/01/2013                                                           1,097
                  AAA     Aaa     5,000    Port Authority of New York and New Jersey, Consolidated
                                           Revenue Bonds, 116th Series, 4.25% due 10/01/2026 (b)                   4,453
                  NR*     A3      2,000    United Nations Development Corporation of New York, Revenue
                                           Refunding Bonds, Series C, 5.50% due 7/01/2017                          2,018

North             AA      Aa3     4,345    North Carolina Medical Care Community, Health Care Facilities
Carolina--3.9%                             Revenue Bonds (Duke University Health System), Series B,
                                           5% due 6/01/2028                                                        4,240
                  AA      Aa2     1,940    North Carolina S/F, HFA, Series II, 6.20% due 3/01/2016                 2,088

Ohio--5.8%        BBB     NR*     4,875    Dayton, Ohio, Special Facilities Revenue Refunding Bonds
                                           (Emery Air Freight), Series A, 5.625% due 2/01/2018                     4,941
                  AAA     Aaa     3,000    Ohio HFA, Mortgage Revenue Bonds, RITR, AMT, Series 15, 6.82%
                                           due 9/01/2019 (d)(e)(h)                                                 3,102
                  NR*     NR*     1,400    Ohio State Higher Educational Facility Commission Revenue
                                           Bonds (University of Findlay Project), 6.125% due 9/01/2016             1,469

Oklahoma--1.2%    AAA     Baa     1,650    Holdenville, Oklahoma, Industrial Authority, Correctional
                                           Facility Revenue Bonds, 6.60% due 7/01/2006 (f)(i)                      1,950

Oregon--1.1%      NR*     Aa2     1,615    Oregon State Housing and Community Services Department, S/F
                                           Mortgage Program Revenue Bonds, AMT, Series E, 7.10% due
                                           7/01/2014                                                               1,734

Pennsylvania      AAA     Aaa     2,950    Keystone Oaks, Pennsylvania, School District, IRS, UT,
--2.7%                                     Series D, 7.876% due 9/04/2002 (c)(e)(i)                                3,474
                  NR*     NR*     1,000    Lehigh County, Pennsylvania, General Purpose Authority,
                                           Revenue Refunding Bonds (Kidspeace Obligation Group), 6%
                                           due 11/01/2023                                                          1,001

South             AAA     Aaa     1,000    Fairfield County, South Carolina, PCR (South Carolina Gas
Carolina--0.7%                             & Electric Co.), 6.50% due 9/01/2014 (a)                                1,108

Tennessee--1.1%   NR*     NR*     1,610    Hardeman County, Tennessee, Correctional Facilities Revenue
                                           Bonds (Correctional Facilities Corp.), 7.75% due 8/01/2017              1,815

Texas--0.6%       BB      Ba2     1,000    Houston, Texas, Airport System Revenue Bonds, Special
                                           Facilities (Continental Airline Terminal Improvement),
                                           AMT, Series B, 6.125% due 7/15/2027                                     1,029

Utah--0.7%        NR*     NR*     1,000    Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                           AMT, Series A, 7.55% due 7/01/2027                                      1,110

Virginia--3.7%    NR*     NR*     1,500    Dulles Town Center Community Development Authority, Virginia,
                                           Special Assessment Tax Bonds (Dulles Town Center Project),
                                           6.25% due 3/01/2026                                                     1,540
                  AAA     NR*     1,910    Newport News, Virginia, Redevelopment and Housing Authority,
                                           Revenue Refunding Bonds, Series A, 5.85% due 12/20/2030 (h)             2,005
                                           Pocahontas Parkway Association, Virginia, Connector Toll
                                           Road Revenue Bonds (Route 895):
                  NR*     Ba1     6,200      (First Tier), Sub-Series C, 6.25%** due 8/15/2031                       825
                  BBB-    Baa3   10,000      Senior-Series B, 5.90%** due 8/15/2029                                1,686

Wyoming--0.9%     NR*     P1      1,500    Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc.
                                           Project), VRDN, 3.30% due 8/15/2020 (j)                                 1,500

                  Total Investments (Cost--$160,311)--101.6%                                                     165,965

                  Liabilities in Excess of Other Assets--(1.6%)                                                   (2,626)
                                                                                                                --------
                  Net Assets--100.0%                                                                            $163,339
                                                                                                                ========

               (a)MBIA Insured.
               (b)FGIC Insured.
               (c)AMBAC Insured.
               (d)FSA Insured.
               (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
               (f)Connie Lee Insured.
               (g)FNMA Collateralized.
               (h)GNMA Collateralized.
               (i)Prerefunded.
               (j)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
                 *Not Rated.
                **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                ++Highest short-term rating by Moody's Investors Service, Inc.
                  Ratings of issues shown have not been audited by Deloitte and Touche
                  LLP.

                  See Notes to Financial Statements.



Quality
Profile

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:
                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    49.1%
AA/Aa                                      10.1
A/A                                         4.3
BBB/Baa                                    12.4
BB/Ba                                      11.7
B/B                                         3.5
NR (Not Rated)                              9.1
Other++                                     1.4

[FN]
++Temporary investments in short-term municipal securities.


Merrill Lynch Municipal Strategy Fund, Inc., October 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1998
Assets:             Investments, at value (identified cost--$160,311,294) (Note 1a)                         $165,965,234
                    Cash                                                                                          43,356
                    Receivables:
                      Securities sold                                                       $  3,863,900
                      Interest                                                                 2,362,470
                      Capital shares sold                                                        467,988       6,694,358
                                                                                            ------------
                    Deferred organization expenses (Note 1e)                                                     124,780
                    Prepaid registration fees and other assets (Note 1e)                                           7,427
                                                                                                            ------------
                    Total assets                                                                             172,835,155
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                     9,008,469
                      Dividends to shareholders (Note 1f)                                        205,470
                      Investment advisory fees (Note 2)                                           57,284
                      Administration fees (Note 2)                                                35,803       9,307,026
                                                                                            ------------
                    Accrued expenses and other liabilities                                                       188,973
                                                                                                            ------------
                    Total liabilities                                                                          9,495,999
                                                                                                            ------------

Net Assets:         Net assets                                                                              $163,339,156
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (2,480 shares of
                      AMPS* issued and 1,920 shares outstanding at $25,000 per share
                      liquidation preference)                                                               $ 48,000,000
                      Common Stock, par value $.10 per share (10,523,555 shares
                    issued and outstanding)                                                 $  1,052,355
                    Paid-in capital in excess of par                                         105,809,560
                    Undistributed realized capital gains on investments--net                   2,823,301
                    Unrealized appreciation on investments--net                                5,653,940
                                                                                            ------------
                    Total--Equivalent to $10.96 net asset value per share of
                    Common Stock                                                                             115,339,156
                                                                                                            ------------
                    Total capital                                                                           $163,339,156
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1998
Investment          Interest and amortization of premium and discount earned                                $  9,025,997
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                       $    787,978
                    Administrative fees (Note 2)                                                 393,989
                    Transfer agent fees                                                          134,859
                    Registration fees                                                            129,990
                    Commission fees                                                              121,766
                    Professional fees                                                            106,678
                    Printing and shareholder reports                                              86,940
                    Accounting services (Note 2)                                                  65,847
                    Amortization of organization expenses (Note 1e)                               62,134
                    Directors' fees and expenses                                                  28,715
                    Custodian fees                                                                16,817
                    Pricing fees                                                                  11,771
                    Listing fees                                                                   5,235
                    Other                                                                         13,443
                                                                                            ------------
                    Total expenses before reimbursement                                        1,966,162
                    Reimbursement of expenses (Note 2)                                          (204,377)
                                                                                            ------------
                    Total expenses after reimbursement                                                         1,761,785
                                                                                                            ------------
                    Investment income--net                                                                     7,264,212
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          3,377,592
Unrealized          Change in unrealized appreciation on investments--net                                       (298,794)
(Gain) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 10,343,010
(Notes 1b,                                                                                                  ============
1d & 3):
                    See Notes to Financial Statements.



Merrill Lynch Municipal Strategy Fund, Inc.,
October 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   October 31,
                    Increase (Decrease) in Net Assets:                                         1998            1997
Operations:         Investment income--net                                                  $  7,264,212    $  6,598,300
                    Realized gain on investments--net                                          3,377,592       2,242,563
                    Change in unrealized appreciation on investments--net                       (298,794)      4,017,788
                                                                                            ------------    ------------
                    Net increase in net assets resulting from operations                      10,343,010      12,858,651
                                                                                            ------------    ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                            (5,962,701)     (5,164,727)
Shareholders          Preferred Stock                                                         (1,320,711)     (1,418,941)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                            (1,715,643)             --
                      Preferred Stock                                                           (620,698)             --
                                                                                            ------------    ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                             (9,619,753)     (6,583,668)
                                                                                            ------------    ------------

Capital Stock       Proceeds from issuance of Preferred Stock                                         --      10,000,000
Transactions        Net proceeds from issuance of Common Stock                                13,153,080      11,614,959
(Note 4):                                                                                   ------------    ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                              13,153,080      21,614,959
                                                                                            ------------    ------------

Net Assets:         Total increase in net assets                                              13,876,337      27,889,942
                    Beginning of year                                                        149,462,819     121,572,877
                                                                                            ------------    ------------
                    End of year*                                                            $163,339,156    $149,462,819
                                                                                            ============    ============

                   *Undistributed investment income--net                                    $         --    $     19,200
                                                                                            ============    ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                             For the
                    The following per share data and ratios have                                              Period
                    been derived from information provided in the                                          November 3,
                    financial statements.                                        For the Year Ended         1995++ to
                                                                                    October 31,            October 31,
                    Increase (Decrease) in Net Asset Value:                     1998           1997            1996
Per Share           Net asset value, beginning of period                     $      10.87   $      10.17    $      10.00
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                            .73            .75             .68

                    Realized and unrealized gain on investments--net                  .35            .70             .21
                                                                             ------------   ------------    ------------
                    Total from investment operations                                 1.08           1.45             .89
                                                                             ------------   ------------    ------------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                         (.60)          (.59)           (.59)
                      Realized gain on investments--net                              (.19)            --              --
                                                                             ------------   ------------    ------------
                    Total dividends and distributions to Common Stock
                    shareholders                                                     (.79)          (.59)           (.59)
                                                                             ------------   ------------    ------------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                       (.13)          (.16)           (.09)
                        Realized gain on investments--net                            (.07)            --              --
                      Capital charge resulting from issuance of
                      Preferred Stock                                                  --             --            (.04)
                                                                             ------------   ------------    ------------
                    Total effect of Preferred Stock activity                         (.20)          (.16)           (.13)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $      10.96   $      10.87    $      10.17
                                                                             ============   ============    ============

Total Investment    Based on net asset value per share                              8.28%         13.08%           7.81%+++
Return:**                                                                    ============   ============    ============

Ratios to Average   Expenses, net of reimbursement                                  1.12%           .96%            .53%*
Net Assets:***                                                               ============   ============    ============
                    Expenses                                                        1.25%          1.28%           1.26%*
                                                                             ============   ============    ============
                    Investment income--net                                          4.61%          5.01%           5.40%*
                                                                             ============   ============    ============

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                                    $    115,339   $    101,463    $     83,573
                                                                             ============   ============    ============
                    Preferred Stock outstanding, end of period
                    (in thousands)                                           $     48,000   $     48,000    $     38,000
                                                                             ============   ============    ============
                    Portfolio turnover                                            141.53%        144.34%         234.41%
                                                                             ============   ============    ============

Leverage:           Asset coverage per $1,000                                $      3,403   $      3,114    $      3,199
                                                                             ============   ============    ============

Dividends           Investment income--net                                   $        533   $        897    $        564
Per Share on                                                                 ============   ============    ============
Preferred Stock
Outstanding:


                   *Annualized.
                  **Total investment returns exclude the effects of the contingent deferred sales charge, if any. The Fund is a continuously offered, closed-end fund, the shares of which are offered at net asset value.
                    Therefore, no separate market exists.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was initially issued on March 11,
                    1996.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Municipal Strategy Fund, Inc., October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and prepaid registration fees--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For year ended October 31, 1998, FAM earned fees of $787,978, of which $204,377 was voluntarily waived.

The Fund also has entered into an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended October 31, 1998, Merrill Lynch Funds
Distributors ("MLFD"), a division of Princeton Funds Distributor,
Inc. ("PFD"),earned early withdrawal charges of $146,028 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $233,575,979 and $220,747,936, respectively.

Net realized gains (losses) for the the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $ 3,557,017    $ 5,653,940
Financial futures contracts          (179,425)            --
                                  -----------    -----------
Total                             $ 3,377,592    $ 5,653,940
                                  ===========    ===========


As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,637,444, of which $6,392,697 related to appreciated securities and $755,253 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $160,327,790.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Transactions in Common Stock were as follows:


For the Year Ended                                  Dollar
October 31, 1998                      Shares        Amount

Shares sold                         2,294,432    $25,204,676
Shares issued to shareholders in
reinvestment of dividends and
distributions                         200,364      2,192,687
                                 ------------    -----------
Total issued                        2,494,796     27,397,363
Shares tendered                    (1,304,258)   (14,244,283)
                                 ------------    -----------
Net increase                        1,190,538    $13,153,080
                                 ============    ===========


For the Year Ended                                  Dollar
October 31, 1997                      Shares        Amount

Shares sold                         1,457,495    $15,202,668
Shares issued to shareholders in
reinvestment of dividends             128,620      1,344,046
                                 ------------    -----------
Total issued                        1,586,115     16,546,714
Shares tendered                      (471,994)    (4,931,755)
                                 ------------    -----------
Net increase                        1,114,121    $11,614,959
                                 ============    ===========


Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 3.10%.

In connection with the offering of AMPS, the Board of Directors reclassified 40,000 shares of unissued capital stock as AMPS. AMPS shares outstanding during the year ended October 31, 1998 remained constant and during the year ended October 31, 1997 increased by 400 as a result of shares sold.

The Fund pays commissions to certain broker dealers at the end of each auction at an annual rate ranging from 0.25% to 1.00%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $120,839 as commissions.



Merrill Lynch Municipal Strategy Fund, Inc.,
October 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Municipal Strategy Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period November 3, 1995 (commencement of operations) to October 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by Merrill Lynch Municipal Strategy Fund, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable capital gains distributions paid by the Fund during the year:

                                                     Payable           Short-Term        Long-Term
                                                       Date          Capital Gains     Capital Gains
Common Stock Shareholders                            12/31/97          $  .141037        $  .047102*

Preferred Stock Shareholders                         11/13/97          $21.13            $ 6.55*
                                                     11/20/97          $21.84            $ 6.85*
                                                     11/28/97          $23.82            $ 7.54*
                                                     12/04/97          $18.31            $ 5.88*
                                                     12/11/97          $21.29            $ 6.92*
                                                     12/18/97          $19.30            $ 6.40*
                                                     12/26/97          $25.96            $ 8.83*
                                                     01/02/98          $22.90            $ 8.23*
                                                     01/08/98          $ 9.50            $ 4.09*
                                                     10/15/98          $15.17            $10.62**
                                                     10/22/98          $16.24            $11.45**
                                                     10/29/98          $14.62            $10.38**

 *Of this distribution, 58.08% is subject to the 28% tax rate and
  41.92% is subject to the 20% tax rate.
**The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.